SKYACE GROUP LIMITED

AND AFFILIATES

COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2007 AND 2006

SKYACE GROUP LIMITED AND AFFILIATES

CONTENTS

PAGE 1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGES 2-3	COMBINED BALANCE SHEETS AS OF DECEMBER 31, 2007 AND 2006

PAGE 4	COMBINED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

PAGE 5	COMBINED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

PAGES 6-8	COMBINED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

PAGES 9-34	NOTES TO COMBINED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Skyace Group Limited and Affiliates

We have audited the accompanying combined balance sheets of Skyace Group Limited and affiliates (the “Company”) as of December 31, 2007 and 2006, and the related combined statements of income and comprehensive income, changes in shareholders’ equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Skyace Group Limited and affiliates as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting policies generally accepted in the United States of America.

K.P. Cheng & Company
Certified Public Accountants

Hong Kong, People’s Republic of China
July 31, 2008, except for Note 18 which
is as of August 12 , 2008

SKYACE GROUP LIMITED AND AFFILIATES
COMBINED BALANCE SHEETS

ASSETS

	December 31, 2007	December 31, 2006

CURRENT ASSETS
Cash and cash equivalents	$2,673,258	$1,229,742
Accounts receivable	2,642,277	1,001,207
Inventories	1,628,972	1,409,383
Advance to suppliers	3,651,129	982,813
Other receivables and prepaid expenses	1,525,149	34,978
Due from related parties	41,113,181	21,629,901
Deferred tax assets	96,151	74,951
Other current assets	251,123	289,434
Total current assets	53,581,240	26,652,409

Vessels, net	29,586,329	33,624,175
Equipment, net	227,913	286,751
Deferred dry dock cost, net	9,937,910	6,278,991
Deposit	943,151	900,000
Deferred tax assets	4,065	4,339
Other assets	3,418	3,198
Long term assets of discontinued operations	-	31,458,182
Total long-term assets	40,702,786	72,555,636

TOTAL ASSETS	$94,284,026	$99,208,045

See accompanying notes to the combined financial statements

SKYACE GROUP LIMITED AND AFFILIATES
COMBINED BALANCE SHEETS

LIABILITIES AND SHAREHOLDERS’ EQUITY

	December 31, 2007	December 31, 2006

CURRENT LIABILITIES
Short-term bank loan	$1,000,000	$1,000,000
Current portion of long-term bank loans, net of discount $50,836 and $81,006 at December 31, 2007 and 2006, respectively	2,811,672	16,586,677
Notes payable	-	7,595,037
Current portion of long-term notes payable	632,284	867,164
Current portion of capital lease obligations	1,441,925	2,724,982
Accounts payable	6,071,664	6,878,863
Advance from customers	3,118,033	666,993
Accrued expenses	1,371,527	1,817,878
Due to related parties	3,981,289	4,166,457
Taxes payable	146,672	71,703
Dividend payable	48,213,871	-
Deferred revenue	43,369	23,986
Other current liabilities	1,161,833	1,330,948
Total current liabilities	69,994,139	43,730,688

LONG-TERM LIABILITIES
Long-term portion of bank loans	8,139,434	10,951,106
Long-term portion of notes payable, net of discount $7,275 and $58,111 at December 31, 2007 and 2006, respectively	4,561,400	4,917,958
Long-term portion of capital lease obligations	-	1,441,925
Total long-term liabilities	12,700,834	17,310,989

TOTAL LIABILITIES	82,694,973	61,041,677

CONTINGENCIES

SHAREHOLDERS’ EQUITY
Share capital, $1.00 per share; 50,000 shares authorized; 2 shares issued and outstanding at December 31, 2007 and 2006, respectively	2	2
Additional paid-in capital	3,420,210	3,420,210
Accumulated other comprehensive income	375,338	187,731
Retained earnings	7,793,503	34,558,425
Total Shareholders’ Equity	11,589,053	38,166,368

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$94,284,026	$99,208,045

See accompanying notes to the combined financial statements

SKYACE GROUP LIMITED AND AFFILIATES
COMBINED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

REVENUES	$70,279,209	$59,245,500

COSTS AND EXPENSES
Vessel expense	41,004,663	39,072,066
Service Cost	2,596,981	1,762,610
Depreciation and amortization	7,193,627	7,064,887
General and administrative expenses	1,711,637	1,252,834
TOTAL COSTS AND EXPENSES	52,506,908	49,152,397

INCOME FROM OPERATIONS	17,772,301	10,093,103

OTHER INCOME (EXPENSES)

Interest expense, net	(2,005,314)	(4,302,207)
Insurance income, net	945,996	538,374
Other (expense) income, net	(34,297)	101,322

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16,678,686	6,430,592

INCOME TAX EXPENSE	(66,086)	(15,791)

INCOME FROM CONTINUING OPERATIONS	16,612,600	6,414,801

DISCONTINUED OPERATIONS

Gain from disposition of discontinued operations	5,059,985	2,772,610
Loss from discontinued operations	(223,636)	(1,815,131)

NET GAIN FROM DISCONTINUED OPERATIONS	4,836,349	957,479

NET INCOME	21,448,949	7,372,280

OTHER COMPREHENSIVE INCOME

Foreign currency translation gain	187,607	98,792

OTHER COMPREHENSIVE INCOME	187,607	98,792

COMPREHENSIVE INCOME	$21,636,556	$7,471,072

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	2	2

NET INCOME PER SHARE, BASIC AND DILUTED	$10,818,278	$3,735,536

See accompanying notes to the combined financial statements

SKYACE GROUP LIMITED AND AFFILIATES
COMBINED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Share Capital	Additional Paid-in capital	Retained Earnings	Accumulated Other Comprehensive Income	Total

BALANCE AT JANUARY 1,2006	$2	3,420,210	$27,186,145	$88,939	$30,695,296

Foreign currency translation gain	-	-	-	98,792	98,792

Net income	-	-	7,372,280	-	7,372,280

BALANCE AT DECEMBER 31,2006	$2	3,420,210	$34,558,425	$187,731	$38,166,368

Foreign currency translation gain	-	-	-	187,607	187,607

Net income	-	-	21,448,949	-	21,448,949

Issuance of dividend to shareholders	-	-	(48,213,871)	-	(48,213,871)

BALANCE AT DECEMBER 31,2007	$2	3,420,210	$7,793,503	$375,338	$11,589,053

See accompanying notes to the combined financial statements.

SKYACE GROUP LIMITED AND AFFILIATES
COMBINED STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$21,448,949	$7,372,280
Adjustments to reconcile net income to net cash provided by operating activities:	-	-
Depreciation	4,413,272	4,848,009
Amortization	2,780,355	2,216,878
Bad debts	-	5,305
Deferred taxes	(20,926)	(48,610)
Discount of long-term notes payable	81,006	128,580
Amortization of capital lease obligations	196,268	379,168
Gain on disposal of discontinued operations	(5,059,985)	(2,772,610)
Discontinued operations	223,636	1,815,131

Changes in operating assets and liabilities:

(Increase) Decrease In:
Accounts receivable	(1,641,071)	(230,740)
Inventories	(219,589)	308,917
Advance to suppliers	(2,668,316)	486,917
Other receivables and prepaid expense	(1,451,859)	655,958

Increase (Decrease) In:
Accounts payable	(807,199)	30,238
Advance from customers	2,451,039	(1,939,523)
Other payables and accrued expenses	(615,466)	673,400
Taxes payable	74,969	56,695
Deferred revenue	19,383	7,503
Net cash provided by operating activities	19,204,466	13,993,496

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for drydock fees	(6,439,274)	(254,936)
Purchases of property and equipment	(41,082)	(57,370)
Proceeds from disposal of discontinued operations	36,294,530	5,035,700
Net cash provided by investing activities	29,814,174	4,723,394

See accompanying notes to the combined financial statements.

SKYACE GROUP LIMITED AND AFFILIATES
COMBINED STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term loan, net	$(16,586,677)	$(4,955,330)
Repayments of short-term loan, net	-	(2,787,000)
Repayments of long-term notes payable, net	(672,443)	(821,188)
(Repayments of) proceeds from short-term notes payable, net	(7,595,037)	1,719,936
Repayments of capital lease obligations	(2,921,250)	(5,441,949)
Repayments to related parties	(19,668,447)	(6,112,777)
Long-term deposit	(43,151)	(900,000)
Net cash used in financing activities	(47,487,005)	(19,298,308)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,531,635	(581,418)
Effect of exchange rate changes on cash	(88,119)	(28,188)
Cash and cash equivalents at beginning of year	1,229,742	1,839,348

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,673,258	$1,229,742

SUPPLEMENTARY CASH FLOW INFORMATION:

Interest paid	$1,515,158	$3,639,519
Income taxes paid	$12,873	$7,010

See accompanying notes to the combined financial statements.

SKYACE GROUP LIMITED AND AFFILIATES
COMBINED STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

SUPPLEMENTARY NON-CASH DISCLOSURES:

1.
On February 2, 2007, the Company disposed of Beautiful Queen Shipping Company Limited (“B. Queen”). The net cash proceeds were $36,294,530, with gross proceeds of $37,000,000 deducting legal expense of $705,470. Also see Note 13. The following represents the assets and liabilities at the date of disposal:

February 2, 2007

Vessel, net	$31,234,545
Net asset	31,234,545

Proceeds from disposition	37,000,000
Less: Legal expense	(705,470)
Net proceeds	36,294,530

Gain from disposition	$5,059,985

2.
On November 18, 2006, the Company disposed of Coastal Breeze Company Limited (“Coastal Breeze”). The cash proceeds were $2,235,700. Also see Note 13. The following represents the assets and liabilities at the date of disposal:

November 18, 2006

Vessel, net	$620,632
Deferred assets	334,218
Net assets	954,850

Proceeds from disposition	2,235,700

Gain from disposition	$1,280,850

3.
On September 28, 2006, the Company disposed of Win Duke Maritime Co., Ltd (“Win Duke”). The cash proceeds were $2,800,000. Also see Note 13. The following represents the assets and liabilities at the date of disposal:

September 28, 2006

Vessel, net	$1,146,048
Deferred assets	162,192
Net assets	1,308,240

Proceeds from disposition	2,800,000

Gain from disposition	$1,491,760

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Skyace Group Limited (“SGL”) was incorporated under the law of British Virgin Islands (“BVI”) on September 26, 2006. It is controlled by Mr. Li Honglin and Ms. Xue Ying, the wife of Li Honglin, with equity interest of 50%, respectively.

The accompanying combined financial statements include the accounts of Skyace Group Limited and its subsidiaries and affiliates (collectively the “Company”) as follows:

I. Subsidiaries, as holding companies:

a).	Plentimillion Group Limited (“PGL”) is a wholly-owned subsidiary of SGL and incorporated in BVI on July 5, 2006.

b).	Best Summit Enterprise Limited (“BSL”) is a wholly-owned subsidiary of SGL and incorporated in BVI on November 30, 2006.

c).	Hong Kong Wallis Development Limited (“Wallis”) was registered in Hong Kong on December 9, 2006 and was a wholly-owned subsidiary of BSL.

II. Affiliates, businesses in transportation and chartering:

Mr. Li Honglin and Ms. Xue Ying, respectively, owns 50% equity interest of companies listed below directly or indirectly. The primary activities of these affiliates are ownership and operation of vessels.

d).	Winland Shipping Company Limited, was registered in Hong Kong on August 11, 2000.

e).	Win Star Shipping Co., Limited, was incorporated and registered in St. Vincent and the Grenadines (“S.V.G.”) on June 21, 2000.

f).	Bodar Shipping Co., Limited, was incorporated and registered in S.V.G on January 7, 2004.

g).	Winland Dalian Shipping S.A. was incorporated in Panama, registered in Hong Kong on July 7, 2005.

h).	Treasure Way Shipping Limited was incorporated and registered in Hong Kong on May 27, 2002.

i).	Win Eagle Shipping Company Limited was registered in Valletta, Malta on July 29, 2002.

j).	Win Ever Shipping Company Limited, was registered in Valletta, Malta on February 8, 2002.

k).	Win Bright Shipping Company Limited, was registered in Valletta, Malta on February 8, 2002.

l).	Coastal Breeze Limited was registered in Hong Kong, which was disposed by the Company on November 18, 2006. Also see Note 13.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES (CONTINUED)

m).	Beautiful Queen Shipping Co., Limited was registered in Hong Kong, which was disposed by the Company on February 2, 2007. Also see Note 13.

n).	Win Duke Maritime Co., Limited was registered in Hong Kong, which was disposed by the Company on September 28, 2006. Also see Note 13.

o).	Kinki International Industrial Limited was registered in Hong Kong on May 2, 2006, operations in managing chartering business of vessels.

p).	Bestline Shipping Limited was registered in Hong Kong on January 27, 1994, operations in managing chartering business of vessels.

q).	Lancrusier Development Co., Limited was registered in Hong Kong on July 11, 1995, operations in management and accounting of the above companies.

III. Affiliates, businesses in shipping agency, freight forwarding and online service:

Mr. Li Honglin and Ms. Xue Ying, respectively, owns 50% equity interest of the companies listed below indirectly, through the share trust agreement.

r).
Dalian Winland International Shipping Agency Co. Ltd. (“DWIS”) incorporated in People’s Republic of China (“PRC”) on February 20, 2003, operations in shipping agency, acting as an agent of the shipping company, and providing shipping brokerage services for customers.

s).
Dalian Winland International Logistic Co. Ltd. (“DWIL”) incorporated in PRC on July 28, 2003, operations in freight forwarding service, acting as an agent of shipper, and providing sea freight services.

t).	Dalian Shipping Online Network Co. Ltd. (“DSON”) incorporated in PRC on February 20, 2003,and provides online services to members.

The financial statements are presented as combined financial statements under common control due to the fact that Li Honglin and Xue Ying, respectively, owns 50% equity interest of the companies (a) through (t) above, directly or indirectly.

Inter-company accounts and transactions have been eliminated in combination.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES (CONTINUED)

The Company is mainly engaged in the ocean transportation of dry bulk cargoes worldwide through the ownership and operation of dry bulk vessels. The vessels list as follows:

Company	Vessel	Flag	Built	Disposed
d)	Win Hope	Malta	1986	-
d)	Win Eve	Malta	1983	-
d)	Win Bright	Malta	1983	-
d)	Win Eagle	Malta	1982	-
d)	Win Glory	Hongkong	1985	-
d)	Win Grace	Malta	1984	-
d)	Win Moony	Malta	1984	-
e)	Win Star	S.V.G	1976	-
f)	Bodar	S.V.G	1981	-
g)	Win Dalian	Hongkong	1995	-
h)	Win Honey	Hongkong	1994	-
i)	Wgihang 6	Malta	1984	November, 2006
j)	Beautiful Queen	Hongkong	2002	February, 2007
k)	Win Duck	Malta	1983	September, 2006
o)	HaoYue	PRC	1999	-
p)	AnDong	PRC	1996	-

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Concentrations

The Company’s major customers for the years ended December 31, 2007 and 2006, respectively who accounted for the following percentage of total revenue and account receivable are as follows:
	Sales		Account Receivable
Major Customers	2007	2006	December 31, 2007	December 31, 2006
Company A	8.24%	7.15%	-	-
Company B	-	5.41%	-	-
Company C	-	3.04%	-	-
Company D	5.72%	-	-	-
Company E	-	1.84%	-	-
Company F	2.17%	1.83%	-	-
Company G	2.00%	1.74%	-	-
Company H	1.93%	-	-	-

The Company has major oil suppliers who accounted for the following percentage of total oil purchases and total accounts payable in 2007 and 2006:

	Oil Purchases		Accounts Payable
Major Suppliers	2007	2006	December 31, 2007	December 31, 2006
Company I	30.54%	-
Company J	12.85%	19.89%	1.41%	2.37%
Company K	11.70%	-	3.08%	-
Company L	11.20%	-	-	-
Company M	10.80%	-	-	-
Company N	-	15.55%	-	-
Company O	-	12.60%	-	0.89%
Company P	-	9.04%	-	-
Company Q	-	5.94%	-	2.94%

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)	Use of Estimates

The preparation of the combined financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ materially from those estimates.

(c)	Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivable, due from shareholders, due from related parties, advance to suppliers, other receivables, other current assets, accounts payable, notes payable, dividend payables, due to related parties, accrued expenses, advance from customers, short term bank loan, and other current liabilities. Management has estimated that the carrying amount approximates fair value due to their short-term nature.

The fair value of the Company’s long-term bank loans, long-term notes payable, capital leases, and long-term deposit are estimated based on the current rates offered to the Company for debt of similar terms and maturities. Under this method, the Company’s fair value of long-term debts and long-term deposit was not significantly different from the carrying value at December 31, 2007 and 2006.

(d)	Revenue Recognition

The revenue was recognized based on four standards as follows:

(I) The amount of revenue can be measured reliably;

(II) It is probable that the economic benefits will flow to the seller;

(III) The stage of completion at the balance sheet date can be measured reliably;

(IV) The costs incurred, or to be incurred, in respect of the transaction can be measured reliably.

For marine transportation service, sales are recognized on a percentage- of completion basis, which is determined on the time proportion method each individual voyage.

For chartering brokerage service, sales are recognized when the ship leaves port.

For shipping agency and freight forwarding service, sales are recognized when the ship leaves port.

For online services, sales are recognized according to the stage of completion in accordance with the service period defined in contracts.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(e)	Cash and Cash Equivalents

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company maintains no bank account in the United States of America.

(f)	Vessels and Depreciation Policy

Vessels are carried at cost less accumulated depreciation and impairment losses.

Vessels are stated as cost which consists of the contract price of the directly purchased vessels or present value of minimum lease payments for the vessels acquired by capital lease, and any direct expenditure incurred upon acquisition for major improvements and delivery.

Depreciation is computed using the straight-line method over the estimated useful life of the vessels, after considering the estimated residual value. The residual value ranges from 0.4% to 6% of the imputed original cost at the birth date of the each vessel. The management estimates the useful lives of the vessels to be 25 years from the birth. As all the vessels were second hand, the Company specified the depreciation periods by deducting the periods used before purchase from 25 years.

The costs of significant replacements, renewals and betterments are capitalized and depreciated over the shorter of the vessel’s remaining estimated useful life or the estimated life of the renewal or betterment. Expenditures for routine maintenance and repairs are expensed as incurred. Also see Note 3.

(g)	Deferred Dry Docking Fee

The Company follows the deferral method of accounting for dry dock fee whereby actual costs incurred are deferred and are amortized on a straight-line basis over the periods through the date the next dry docks are scheduled to become due. Also see Note 4

Unamortized dry dock costs of vessels that are disposed together with the discontinued operation are written off and included in income or loss from disposition. Also see Note 4.

(h)	Reporting Segments

Accounting standards require public business enterprises to report information about each of their operating business segments that exceed certain quantitative threshold or meet certain other reporting requirements. Operating business segments have been defined as a component of an enterprise about which separate financial information is available and is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has identified the following reporting segments:

Marine Transportation Service - Marine transportation service operates a fleet of thirteen vessels, that provides marine transportation services for dry and liquid bulk cargo transportation. The segment contributed 65% and 75% of combined operating revenues in 2007 and 2006, respectively.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(h)	Reporting Segments (Continued)

Chartering Brokerage Service - Chartering brokerage service provides ship chartering services for unrelated shipping companies and shippers. The segment contributed 30% and 20% of combined operating revenues in 2007 and 2006, respectively.

Shipping Agency and Freight Forwarding Service - Shipping agency and freight forwarding service provides transportation and logistic services to shippers in the PRC. The segment contributed 5% and 3% of combined operating revenues in 2007 and 2006, respectively.

Online Service - The Company provides online services for members on the internet.

The Company has determined that there are three reportable segments: (1) Marine transportation, (2) Chartering brokerage, and (3) other activities segment. The other activities segment comprises shipping agency and freight forwarding service, and online service. These operating segments were not separately reported as they do not meet any of the quantitative thresholds under Financial Accounting Standards Board Statement No. 131 (Disclosures about Segments of an Enterprise and Related Information). Also see Note 15.

(i)	Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to operations as incurred. Retirement benefits amounting to $69,405 and $50,444 were charged to operations for the years ended December 31, 2007 and 2006, respectively.

(j)	Equipment

Equipment is carried at cost less accumulated depreciation and amortization. Depreciation is provided over their estimated useful lives, using the straight-line method. Leasehold improvements are amortized over the life of the asset or the term of the lease, whichever is shorter. Estimated useful lives are as follows:

Motor vehicles	5 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(k)	Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in Statement of Financial Accounting Standards (“SFAS”) No. 144. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations.  The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. There were no impairments for the years ended December 31, 2007 and 2006.

(l)	Capital Leases

Those leases that transfer substantially all the benefits and risks of ownership of property to the Company are accounted for as capital leases. Commitments to repay the principal amounts arising under capital lease obligations are included in current liabilities to the extent that the amount is repayable within one year, otherwise the principal is included in amounts due after one year. The capitalized lease obligations reflect the present value of future lease payments. The financing element of the lease payments is charged to income over the term of the lease.

(m)	Foreign Currency Translation

Assets and liabilities of foreign affiliates are translated into U.S. dollars at currency exchange rates in effect at year-end and revenues and expenses are translated at average exchange rates in effect for the year. Gains and losses resulting from foreign currency transactions are included in results of operations. The Company’s sales and purchases in foreign currencies are minimal. Therefore, foreign currency transaction gains and losses are not significant. Gains and losses resulting from translation of foreign affiliates balance sheets are included in a separate component of stockholders’ equity. Translation income is not adjusted for income taxes since they relate to an investment, which is permanent in nature.

	2007	2006
Year end RMB: US$ exchange rate	7.3141	7.8175
Average yearly RMB: US$ exchange rate	7.5658	7.9455

(n)	Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequence attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain. Also see Note 12.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(o)	Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income should be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s only current component of comprehensive income is the foreign currency translation adjustment.

(p)	Insurance Cost

There are four kinds of marine insurance for the Company which operates the vessels and shipping business as follows:

Insurance	Coverage	Insurance expense in 2007	Insurance expense in 2006
Hull insurance	$59,510,000	$1,022,696	$1,139,954
Protection & indemnity insurance	500,000,000	778,832	727,259
Freight demurrage and defence insurance	deductible of 5,000 for all claims	80,348	82,387
Delay insurance	300,000	45,471	69,375
Others		2,228	38,069
Total		$1,929,575	$2,057,044

The insurance cost is amortized on a straight-line basis over their beneficial periods.

(q)	Earnings Per Share

Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive securities for the periods presented.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(r)	Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, "Fair Value Measurements," which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company is currently in the process of evaluating the effect, if any, the adoption of SFAS No. 157 will have on its combined results of operations, financial position, or cash flows.

In February 2007, the FASB issued SFAS No. 159, The Fair Value for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No.115 will become effective for the company on January 1, 2008. This standard permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that the election, if any, of this fair-value options will have a material effect on results or operations or combined financial position.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. This Statement establishes accounting and reporting standards that require the ownership interests in subsidiaries’ non-parent owners be clearly presented in the equity section of the balance sheet; requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently; requires that when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value and the gain or loss on the deconsolidation of the subsidiary be measured using the fair value of any noncontrolling equity; requires that entities provide disclosures that clearly identify the interests of the parent and the interests of the noncontrolling owners. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2008. The Company has not determined the impact, if any; SFAS No. 160 will have on its financial statements.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"), which amends SFAS No.133 and expands disclosures to include information about the fair value of derivatives, related credit risks and a company's strategies and objectives for using derivatives. SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008. The Company is currently in the process of assessing the impact that SFAS No. 161 will have on the disclosures in its financial statements.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

3	VESSELS

The Company’s fleet consists of thirteen and fourteen vessels as bulk carriers as of December 31, 2007 and 2006, respectively. Fourteen and sixteen vessels were owned and operating during year 2006 and 2007 respectively, three of which were disposed of during 2006 and 2007 together with the disposed operations. Among the fourteen vessels two of them denoted (a) were acquired by syndicated loan, nine vessels denoted (b) were acquired through capital leases, three of which denoted (c) are still under certain capital leases as of December 31, 2007, and the rest two of them denoted (d) were acquired by the long-term notes payable from related parties.

The cost and related accumulated depreciation of vessels disposed together with the discontinued operations are eliminated from the accounts and any gain or loss is included in the statement of income. Also see Notes 13.

The vessels belonging to the Company consist of the following as of December 31, 2007 and 2006:

		December 31, 2007	December 31, 2006
At cost:
Win Hope	(b)	$2,679,285	$2,679,285
Win Ever	(b)	1,737,966	1,737,966
Win Bright	(b)	1,739,258	1,739,258
Win Eagle	(b)	3,560,852	3,560,852
Win Glory	(b),(c)	2,503,697	2,503,697
Win Grace	(b),(c)	3,677,861	3,677,861
Win Moony	(b),(c)	3,682,178	3,682,178
Win Star	(b)	3,336,600	3,336,600
Win Dalian	(a)	18,243,139	18,243,139
Win Honey	(a)	4,500,000	4,500,000
Bodar	(b)	4,985,441	4,985,441
Andong	(d)	2,586,504	2,419,949
Haoyue	(d)	1,695,356	1,586,185
		$54,928,137	$54,652,411
Less: Accumulated depreciation
Win Hope	(b)	1,527,192	1,286,057
Win Ever	(b)	1,477,270	1,216,575
Win Bright	(b)	1,478,370	1,217,481
Win Eagle	(b)	3,204,767	2,670,639
Win Glory	(b),(c)	1,475,393	1,153,489
Win Grace	(b),(c)	2,252,690	1,701,011
Win Moony	(b),(c)	2,209,307	1,656,980
Win Star	(b)	3,002,940	3,002,940
Win Dalian	(a)	2,554,039	1,459,451
Win Honey	(a)	1,016,719	763,594
Bodar	(b)	4,486,897	4,486,897
Andong	(d)	451,937	285,701
Haoyue	(d)	204,287	127,421
		25,341,808	21,028,236

Vessels, net		$29,586,329	$33,624,175

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

3	VESSELS (CONTINUED)

Depreciation expense for the years ended December 31, 2007 and 2006 is 4,277,998 and 4,748,815, respectively.

Details of the vessels under pledge for bank loans as of December 31, 2007 and 2006 are as follows: Also see Note 8 and 9.

Net Book Value:	December 31, 2007	December 31, 2006
Win Dalian	$15,689,100	$16,783,688
Win Star	333,660	333,660
Win Honey	3,483,281	3,736,406
Total	$19,506,041	$20,853,754

4	DEFERRED DRY DOCK FEE

Deferred dry dock fee consists of the following as of December 31, 2007 and 2006:

	December 31, 2007	December 31, 2006
Cost	$16,964,128	$10,524,854
Less: Accumulated amortization	7,026,218	4,245,863
Deferred asset, net	$9,937,910	$6,278,991

Amortization expense for the year ended December 31, 2007 and 2006 is 2,780,355 and 2,216,878, respectively.

Amortization expense for the next five years and thereafter is as follows:

Years Ended December 31	Amount
2008	2,978,970
2009	2,794,141
2010	1,860,763
2011	1,309,099
2012	994,937
Total	$9,937,910

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

5	EQUIPMENT

Equipment as of December 31, 2007 and 2006 consists of the following:

	2007	2006
At cost:
Motor vehicles	$146,655	$135,365
Office equipments	342,997	313,426
	489,652	448,791
Less: Accumulated depreciation
Motor vehicles	74,993	50,767
Office equipments	186,746	111,273
	261,739	162,040

Plant and equipment, net	$227,913	$286,751

Depreciation expense for the years ended December 31, 2007 and 2006 is $135,274 and $99,194, respectively.

6	LEASES

The Company leases office space under operating leases. Lease expense for continuing operations applicable to operating leases was $120,836 and $102,507 for the years ended December 31, 2007 and 2006, respectively.

As of December 31, 2007, future minimum payments required under non-cancelable leases are:

Years Ended December 31	Amount
2008	$109,798
2009	32,128
Total	$141,926

Nine vessels in the Company’s fleet were acquired by capital leases during 2000 to 2003. The original cost of the vessel and capital lease obligations were recorded at the present value of the minimum lease payments at acquisition.

	2007	2006

Capital lease obligations	$12,415,100	$19,139,350
Less: Accumulated amortization	(10,973,175)	(14,972,443)
Capital lease obligations, net	$1,441,925	$4,166,907

As of December 31, 2007, future minimum payments required under non-cancellable leases are:

Year Ended December 31	Amount
2008	$1,514,100
Total minimum lease payments	1,514,100

Less: Amount representing interest	(72,175)
Present value of net minimum lease payments	$1,441,925

Amortization of capital lease during 2007 and 2006 was 196,268 and 379,168, respectively.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

7	DUE TO/FROM RELATED PARTIES

(I) Due From Related Parties		2007	2006

Dalian Winland Group Co., Ltd	a)	$38,478,550	$17,170,799
Winland Container Lines Ltd.	b)	1,125,621	3,113,551
Deshun Shipping Management Co.	c)	108	101
Li Cui	d)	1,290	1,290
Xue Ying	e)	1,375,868	1,208,672
Li Honglin	f)	127,871	131,281
Total due from related parties		$41,109,308	$21,625,694

(II) Due To Related Parties		2007	2006

Dalian Winland Shipping Co., Ltd	g)	$3,445,115	$3,818,581
Dalian Master Well Ship Management Co., Ltd	h)	457,847	301,606
Winland Shipping Japan Co., Ltd	i)	46,881	39,874
Total due to related parties		$3,949,843	$4,160,061

(III) Due From Employees		2007	2006

Current	j)	$3,873	$4,207
Total due from employees		$3,873	$4,207

(IV) Due To Employees		2007	2006

Current	j)	$31,446	$6,396
Total due from employees		$31,446	$6,396

a)
Dalian Winland Group Co., Ltd (“DWGC”) is controlled by common directors, namely, Li Honglin and Xue Ying of the Company. The Company paid $56,117,871 and $27,305,503 of expenses on behalf of Winland Group Co., Ltd, in 2007 and 2006, respectively. The Company collected $34,717,441 and $20,543,460 on behalf of Winland Group Co., Ltd, in 2007 and 2006, respectively. For the years ended December 31, 2007 and 2006, the Company recognized interest expense of $81,948 and $78,032, respectively. Also see Note 11. All the outstanding balances on December 31, 2007 and 2006 are interest-free, unsecured and subsequently settled in 2008.

b)
Winland Container Lines Ltd. is controlled by common directors, namely, Li Honglin and Xue Ying of the Company. The Company provided shipping agency and freight forwarding services to the related party. For the years ended December 31, 2007 and 2006, the Company recognized relevant service revenue of $524,396 and $206,519, respectively. For the years ended December 31, 2007 and 2006, the Company paid $748,099 and $3,411,456 of expenses to related ports on behalf of Winland Container Co. Ltd. All the outstanding balances on December 31, 2007 and 2006 are interest-free, unsecured and have no fixed repayment.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

7	DUE TO/FROM RELATED PARTIES (CONTINUED)

c)
Deshun Shipping Management Co. is controlled by common directors, namely, Li Honglin and Xue Ying of the Company. For the years ended December 31, 2007 and 2006, the Company paid $121 and $216 of expenses on behalf of Deshun Shipping Management Co. All the outstanding balance as at December 31, 2007 and 2006 are interest-free, unsecured and have no fixed repayment.

d)	Li Cui is chief financial officer of the Company. The outstanding balance on December 31, 2007 and 2006 are the interest-free, unsecured and have been subsequent settled.

e)	Xue Ying is the director of the Company. All the outstanding balances on December 31, 2007 and 2006 are interest-free, unsecured and have been subsequent settled.

f)
Li Honglin is the director of the Company. In 2006 and 2007, Li Honglin rented his apartment to DSON as one of its office room in Dalian. Rental expense was $3,172 and $3,021 for the years ended December 31, 2007 and 2006, respectively. All the outstanding balances at December 31, 2007 and 2006 are interest-free, unsecured and have no fixed repayment.

g)
Dalian Winland Shipping Co. (“DWSC”) is controlled by common directors, namely, Li Honglin and Xue Ying, of the Company. The Company provided shipping agency and freight forwarding services to the related party. For the years ended December 31, 2007 and 2006, the Company recognized relevant service revenue of $115,798 and $6,681, respectively. For the years ended December 31, 2007 and 2006, the Company received $3,614,691 and $3,865,899 of ocean fee on behalf of Dalian Winland Shipping Co. For the years ended December 31, 2007 and 2006, the Company recognized interest expense of $125,023 and $119,048, respectively. Also see Note 11. DWSC also provided vessel management service for the Company. The vessel management fee for two vessels in year 2007 and 2006 was $36,000, respectively. All the outstanding balances on December 31, 2007 and 2006 are interest-free, unsecured and have no fixed repayment.

h)
Dalian Master Well Ship Management Co., Ltd’s shareholder is Winland Group Co., Ltd who was an related party of the Company. It operates as the vessel management company for the Company. The vessel management fee for 11 vessels in year 2007 and 2006 was $274,200 and $293,400, respectively. The Company paid $134,504 and $169,029 on behalf of Dalian Master Well Ship Management Co., Ltd, in 2007 and 2006, respectively. The company collected $16,546 and $177,235 on behalf of Dalian Master Well Ship Management Co., Ltd, in 2007 and 2006, respectively. All the outstanding balances on December 31, 2007 and 2006 are interest-free, unsecured and have no fixed repayment.

i)
Winland Shipping Japan Co., Ltd has the same shareholder Ms. Xue Ying of the Company. The Company recognized relevant agency service expense of $7,007 and $108,262, in year 2007 and 2006, respectively. All the outstanding balances on December 31, 2007 and 2006 are interest-free, unsecured and have no fixed repayment.

j)
Due from/to employees are interest-free, unsecured and have no fixed repayment. The amounts due from/to employees primarily represent advances to/amount due to sales personnel of the Company for business and traveling related expenses.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

8	SHORT-TERM BANK LOANS

Short-term bank loan as of December 31, 2007 and 2006 consists of the following:

	2007	2006
Loans from Nanyang commercial bank, due on December 19, 2008, monthly interest only payments at 3-month Libor plus 2.5% per annum, and the actual rate at December 31, 2007 is 7.86%, secured by the Company’s vessel Win Star. Also see Note 3.	$1,000,000	$1,000,000

Interest expenses for short-term bank loan during 2007 and 2006 were $79,473 and $2,403, respectively.

9	LONG-TERM BANK LOANS

Long-term bank loans as of December 31, 2007 and 2006 consist of the following

	2007	2006

Loans from Diamondlease Company Limited:

Due on August 1, 2011, monthly interest only payments at 1-month Libor plus 1.75% per annum, and the actual rate at December 31, 2007 is 6.44%, secured by the Company’s vessel Win Dalian and assignment of insurance of the vessel. Also see Note 3.	$7,742,784	$9,854,448

Due on July 21, 2012, monthly interest only payments at 1-month Libor plus 1.75% per annum, and the actual rate at December 31, 2007 is 6.44%, secured by the Company’s vessel Win Honey and assignment of insurance of the vessel. Also see Note 3.	3,208,322	3,908,330

Loans from Noble Trade Company Limited:

Due on September 19, 2011, monthly interest only payments at 1-month Libor plus 1.75% per annum, and the actual rate at December 31, 2007 is 6.44%, secured by the Company’s vessel Beautiful Queen. Also see Note 3. (Subsequently settled in 2007)	-	13,775,005

Total long-term bank loans	$10,951,106	$27,537,783

Less: Current portion	(2,811,672)	(16,586,677)

Long-term portion	$8,139,434	$10,951,106

Interest expense for long-term bank loans during 2007 and 2006 was $991,200 and $2,202,506, respectively.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

9	LONG-TERM BANK LOANS (CONTINUED)

The long-term bank loans are due as follows:

Years Ending December 31	Amount
2008	$2,811,672
2009	2,811,672
2010	2,811,672
2011	2,107,800
2012	408,290
Total	$10,951,106

10	SHORT-TERM NOTES PAYABLE

Short-term notes payable as of December 31, 2007 and 2006 consists of the following:

	2007	2006

Due March 31, 2007 (Subsequently settled on its due date)	$-	$7,595,037
Total	$-	$7,595,037

Interest expenses of short-term notes payable for 2007 and 2006 were $167,211 and $843,016, respectively.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

11	LONG-TERM NOTES PAYABLE

Long-term notes payable as of December 31, 2007 and 2006 consists of the following:

		2007	2006
Notes payable to unrelated company:
Xiao Liwu, net of discount of $21,520 and $52,025 at December 31, 2007 and 2006, respectively, due August 13, 2008	a)	$279,180	$814,425

Subtotal		279,180	814,425

Notes payable to related companies:
Win Grand Shipping Limited, net of discount of $36,590 and $87,090 at December 31, 2007 and 2006, respectively, due November 1, 2009	b)	632,644	964,563

Dalian Winland Shipping Co. , Ltd. due December 23, 2009, at an interest rate of 5% per annum	c)	1,513,235	1,415,792

Dalian Winland Shipping Co. , Ltd. due July 19, 2010, at an interest rate of 5% per annum	d)	1,073,269	1,004,157

Dalian Winland Group Co., Ltd. due July 19, 2010, at an interest rate of 5% per annum	e)	1,695,356	1,586,185

Subtotal		4,914,504	4,970,697

Total long-term notes payable		$5,193,684	$5,785,122

Less: Current portion		632,284	867,164

Long-term portion		$4,561,400	$4,917,958

The Company recorded the difference of $356,360 and $263,231 between the present values of the notes payable a) and b) calculated at Libor rate with the principle as discounts in 2003 and 2004, respectively, which were amortized over the term of the notes.

The Company recognized amortization of discount of $81,006 and $128,580, respectively, during 2007 and 2006.

The long-term notes obtained from DWSC and DWIG, two related parties, denoted c) , d) and e) was to purchase of vessels Haoyue and Andong, respectively. Interest expenses for 2007 and 2006 were $206,971 and $197,080, respectively. Also see Notes 3 and 7.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

12	INCOME TAX

Company e, m, n, o, and i are registered in Hongkong and are free of duty as long as it does not operate in Hongkong. The Company e, m, n, o and i do not have operations in HongKong. As a consequence, they do not have any income tax liabilities according to local tax law.

Company f and g are incorporated and registered in St. Vincent and Grenadines. Company h is incorporated in Panama and registered in HongKong. Company i, j and k are incorporated in Melta. Since the companies obtained a tax exemption from the government, the management considers they do not have any tax liabilities.

Company r, s, t are registered in People’s Republic of China, whose income tax (“CIT”) rate is 33% for the years ended December 31, 2007 and 2006 in accordance with the relevant tax laws and regulations of PRC

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the “new CIT Law”), which is effective from January 1, 2008. Under the new CIT Law, the corporate income tax rate applicable to the Company starting from January 1, 2008 will be 25%, replacing the currently applicable tax rate. The new CIT Law has an impact on the deferred tax assets and liabilities of the Company. Effects arising from the enforcement of new CIT law have reflected into the accounts by best estimation method.

Effective January 1, 2007, the Company adopted FASB Interpretation No.48, Accounting for Uncertainty in Income Taxes (“FIN 48”), an interpretation of FASB statement No.109, Accounting for Income Taxes. The interpretation addressed the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FIN 48, we may recognize the tax benefit from an uncertainty tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of December 31, 2007 and 2006, the Company does not have a liability for unrecognized tax benefits.

Income tax expense for the years ended December 31, 2007 and 2006 are summarized as follows:

	2007	2006

Current CIT	$(87,012)	$(64,401)
Deferred CIT	20,926	48,610
Income tax expense	$(66,086)	$(15,791)

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

12	INCOME TAXES (CONTINUED)

The Company’s income tax expense differs from the “expected” tax expense for the years ended December 31, 2007 and 2006 (computed by applying the CIT rate of 33 percent to income before income taxes) as follows:

	2007	2006

Computed “expected” (expense) benefit	$(22,267)	$27,954
Permanent differences	(43,819)	(43,745)
Income tax expense	$(66,086)	$(15,791)

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets and liabilities as of December 31, 2007 and 2006 are as follows:

	2007	2006
Deferred tax assets (liabilities):
Non-current portion:
Depreciation expense	$4,065	$4,339
Subtotal	4,065	4,339

Current portion:
General and administrative expense	5,602	4,593
Financial expense	578	57
Interest expense	141,512	82,323
Service revenue and commission	(22,952)	(6,459)
Accrued financial expense	(21,734)	(512)
Accrued administrative expense	(6,855)	(5,051)
Subtotal	96,151	74,951

Net deferred tax liabilities	$100,216	$79,290

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

13	DISCONTINUED OPERATIONS

1)  On February 2, 2007, the Company disposed of B. Queen. The net cash proceeds were $36,294,530, with gross proceeds of $37,000,000 deducting legal expense of $705,470. The following represents the assets and liabilities at the date of disposal:

February 2, 2007

Vessel, net	$31,234,545
Net asset	31,234,545

Proceeds from disposition	37,000,000
Less: Legal expense	(705,470)
Net proceeds	36,294,530

Income from disposition	$5,059,985

In association with the agreement, B. Queen was no longer operation and subsidiary of the Company. In accordance with SFAS 144, ‘Accounting for the Impairment or Disposal of Long-lived Assets,’ the result of operation of B. Queen was presented separately as “discontinued operations”. The loss from discontinued operation of $223,636 and $1,341,818 for the year ended December 31, 2007 and 2006 are reflected in the Company’s combined statement of income for the year ended December 31, 2007 and 2006.

The assets and liabilities of the discontinued operations are presented separately under the captions “Assets of discontinued operation” and “liabilities of discontinued operation”, in the accompanying balance sheet at December 31, 2006. The vessel, under pledge as of December 31, 2006 was 31,458,182. The vessel was pledged as collateral for the syndicated loan which was fully repaid in 2007. Also see Note 9.

The following is the unaudited pro forma net income of the Company for the years ended December 31, 2007 and 2006 assuming the sale of B. Queen was completed on January 1, 2007 and 2006.

	2007	2006

Net Income	$21,672,585	$8,714,098

Net income per share, basic and diluted	$10,836,292	$4,357,049

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

i.	DISCONTINUED OPERATIONS (CONTINUED)

2) On November 18, 2006, the Company disposed of Coastal Breeze. The cash proceeds were $2,235,700. The following represents the assets and liabilities at the date of disposal:

November 18, 2006

Vessel, net	$620,632
Deferred assets	334,218
Net assets	954,850

Proceeds from disposition	2,235,700

Income from disposition	$1,280,850

In association with the agreement, Coastal Breeze was no longer subsidiary of the Company. In accordance with SFAS 144, ‘Accounting for the Impairment or Disposal of Long−lived Assets,’ the statement of Coastal Breeze was presented separately as “discontinued operations. The loss from discontinued operation of $125,635 for the year ended December 31, 2006 is reflected in the Company’s combined statement of income for the year ended December 31, 2006.

The following is the unaudited pro forma net income of the Company for the years ended December 31, 2006 assuming the sale of Coastal Breeze was completed on January 1, 2006.

	2007	2006

Net Income	$21,448,949	$7,497,915

Net income per share, basic and diluted	$10,724,474	$3,748,957

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

13	DISCONTINUED OPERATIONS (CONTINUED)

3) On September 28, 2006, the Company disposed of Win Duke. The cash proceeds were $2,800,000. The following represents the assets and liabilities at the date of disposal:

September 28, 2006

Vessel, net	$1,146,048
Deferred assets	162,192
Net assets	1,308,240

Proceeds from disposition	2,800,000

Income from disposition	$1,491,760

In association with the agreement, Win Duke was no longer subsidiary of the Company. In accordance with SFAS 144, ‘Accounting for the Impairment or Disposal of Long−lived Assets,’ the statement of Win Duke was presented separately as “discontinued operations. The loss from discontinued operation of $347,678 for the year ended December 31, 2006 is reflected in the Company’s combined statement of income for the year ended December 31, 2006.

The following is the unaudited pro forma net income of the Company for the years ended December 31, 2006 assuming the sale of Win Duke was completed on January 1, 2006.

	2007	2006

Net Income	$21,448,949	$7,719,958

Net income per share, basic and diluted	$10,724,474	$3,859,979

14.	SHARE CAPITAL

The share capital of the Company as of December 31, 2007 and 2006 is as follows:

Share capital:	2007		2006
Li Honglin	$1	50%	$1	50%
Xue Ying	1	50%	1	50%
Total	$2	100%	$2	100%

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

15.	SEGMENT INFORMATION

The Company evaluates performance based on several factors, of which the primary financial measure is business segment revenue. The accounting policies of the business segments are the same as those described in “Note 2: Summary of Significant Accounting Policies.” Intersegment sales are accounted for at fair value as if sales were to third parties. The following tables show the operations of the Company’s reportable segments for the years ended December 31 are as follows:

Year Ended December 31, 2007	Marine transportation	Chartering brokerage	Other Activities	Corporate and Eliminations	Combined

Sales to unaffiliated customers	$46,096,853	$20,905,911	$3,274,445	$-	$70,279,209
Intersegment sales	-	-	603,302	(630,302)	-
Net sales	46,096,853	20,905,911	3,877,747	(630,302)	70,279,209
Costs	24,326,071	17,912,196	1,993,679	(630,302)	43,601,644
Depreciation and amortization	6,850,825	-	342,802	-	7,193,627
Other operating expenses	964,007	15,428	731,690	512	1,711,637
Operation Income (Loss)	$14,574,459	$2,978,287	$220,067	$(512)	$17,772,301

December 31, 2007
Identifiable assets	$68,844,372	$16,477,255	$8,924,985	$1,414	$94,248,026

Year Ended December 31, 2006	Marine transportation	Chartering brokerage	Other Activities	Corporate and Eliminations	Combined

Sales to unaffiliated customers	$45,295,362	$11,682,785	$2,267,353	$-	$59,245,500
Intersegment sales			524,830	(524,830)	-
Net sales	45,295,362	11,682,785	2,792,183	(524,830)	59,245,500
Costs	29,368,490	10,753,236	1,237,780	(524,830)	40,834,676
Depreciation and amortization	6,768,082	-	296,805	-	7,064,887
Other operating expenses	562,996	77,016	612,822	-	1,252,834
Operation income	$8,820,624	$1,152,533	$119,946	$-	$10,093,103

December 31, 2006
Identifiable assets	$81,490,347	$9,468,378	$8,249,317	$3	$99,208,045

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

15.	SEGMENT INFORMATION (CONTINUED)

Information as to the Company’s sales in different geographical areas is as follows:

	2007	2006
Sales to unaffiliated customers:
Japan, Korea and Russia	$33,568,385	$30,016,088
PRC	14,329,901	9,218,687
Southern and Eastern Asia	11,189,462	10,005,362
Mediterranean and Red Sea	8,392,096	7,504,022
Others	2,797,365	2,501,341
	$70,279,209	$59,245,500

Sales are attributable to geographic areas based on location of customer. Neither the Company nor any of its segments depends on any single customer, small group of customers, or government for more than 10% of its sales.

16.	DIVIDEND

On December 31, 2007, the Company declared a dividend of $48,213,871 to the shareholders of the Company.

17.	CONTINGENCIES

There was letter of undertaking from Nanyang Commercial Bank, Ltd. for the long term deposit of $900,000 from Winland Shipping Co., Ltd. in respect of the claim from Seyang Shipping Co., Ltd due to chartering of motor vessel Atlantic Pride as of December 31, 2007 and 2006.

There was a long term deposit of $43,151 to China National Investment & Guaranty Co., Ltd Dalian Branch for the pending litigation as of December 31, 2007.

SKYACE GROUP LIMITED AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

18.	SUBSEQUENT EVENTS

As of January 1, 2008, all the equity interests of E to L as listed in Note 1 were transferred to PGL from their former shareholders Ms. Xue Ying and Mr. Li Honglin.

As of January 1, 2008, Li Honglin and Xue Ying transferred all their interests in SGL to Pioneer Creation Holdings Limited (“PCH”), a BVI company, and PCH is owned by Li Honglin and Xue Ying with 50% equity interest, respectively.

As of March 18, 2008, Wallis formed a wholly-owned subsidiary, Beijing Huatexinye development Limited (“Huate”) in China.

As of March 31, 2008, Huate has entered into exclusive technical service agreements with DWIS, DWIL and DSON under which Huate provides technical and other services to DWIS, DWIL and DSON in exchange for substantially all net income of DWIS, DWIL and DSON. All voting rights of DWIS, DWIL and DSON are assigned to Huate and Huate has the right to appoint all directors and senior management personnel of DWIS, DWIL and DSON. In addition, shareholders of DWIS, DWIL and DSON have pledged their equity interests in DWIS, DWIL and DSON as collateral to Huate for the non-payment of the fees for technical and other services due to Huate. In compliance with the PRC’s foreign investment restrictions on Internet information service and other laws and regulations, Huate conducts all of our Internet information service and others in China through DSON, DWIS and DWIL, domestic Variable Interest Entities (“VIEs”), as its primary beneficiary. In accordance with the FASB Interpretation No. 46R statement, “Consolidation of Variable Interest Entities” (“FIN 46R”), a VIE is to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE’s residual returns. Upon executing the service agreements, DWIS, DWIL and DSON are now considered VIEs and Huate is their primary beneficiary.

On August 12, 2008 (the “Closing Date”), Trip Tech, Inc., a Texas corporation (“Trip Tech”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with the Company and PCH, the sole stockholder of the Company. As a result of the share exchange, Trip Tech acquired all of the issued and outstanding securities of the Company from PCH in exchange for 76,925,000 newly-issued shares of Trip Tech’s common stock, par value $0.001 per share and 1,000,000 shares of Series A Preferred Stock, which such Preferred Shares shall automatically convert into 30,000,000 shares of Common Stock upon Trip Tech amending its Articles of Incorporation to sufficiently increase the number of authorized shares of Common Stock in order to effect such issuance. As of the Closing Date, PCH beneficially owns 82.25% of the voting capital stock of Trip Tech. As a result of the Exchange, the Company became a wholly-owned subsidiary of Trip Tech.